SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K



                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported):  July 2, 1997



                     STIFEL FINANCIAL CORP.
     (Exact Name of Registrant as specified in its Charter)



      Delaware               1-9305              43-1273600
     (State of          (Commission File        (IRS Employer
   Incorporation)           Number)          Identification No.)



                       500 North Broadway
                 St. Louis, Missouri 63102-2188
  (Address of principal executive offices, including zip code)




                         (314) 342-2000
      (Registrant's telephone number, including area code)

Item 5.  Other Event

     On July 2, 1997, Stifel Financial Corp. (the "Registrant") announced that Gregory F. Taylor, Director, President and Chief Executive Officer of both Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated (the Registrant's wholly-owned broker-dealer subsidiary) will resign effective July 31, 1997.

     A search committee has been appointed to select the successor CEO and will begin its work immediately. In the interim period, Stifel will be managed by its six-person Operating
Committee of which Mr. Lawrence E. Somraty will serve as Chairman.

     Mr. Taylor has other endeavors he would like to explore. The
Board of Directors announced that he has agreed to serve the company, in a consulting relationship.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)   Financial Statements of Businesses Acquired.

        None.

  (b)   Pro Forma Financial Information.

        None.

  (c)   Exhibits.

        Exhibit 99:  Press Release

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STIFEL FINANCIAL CORP.



Date:  July 9, 1997           By:       /s/  Stephen J. Bushmann
                               Name:    Stephen J. Bushmann
                               Title:   Chief Financial Officer